Exhibit 10.1

EXECUTION VERSION

EXTENSION AND INCREMENTAL AMENDMENT

This EXTENSION AND INCREMENTAL AMENDMENT, dated as of January 26, 2016 (this “Amendment”), is entered into by and among BRIGHT HORIZONS FAMILY SOLUTIONS LLC, a Delaware limited liability company (the “Borrower”), GOLDMAN SACHS BANK USA (“GS Bank”), as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, each Extending Revolving Credit Lender (as defined below) party hereto and each Incremental Revolving Credit Lender (as defined below) party hereto and amends the Credit Agreement, dated as of January 30, 2013, by and among the Borrower, BRIGHT HORIZONS CAPITAL CORP., a Delaware corporation (“Holdings”), GS Bank, as Administrative Agent, Swing Line Lender and L/C Issuer, the Lenders and the other parties party thereto from time to time (as amended by Amendment No. 1 to Credit Agreement, dated as of November 19, 2014, and the Incremental Joinder to Credit Agreement, dated as of December 9, 2014, the “Credit Agreement”). The Credit Agreement as amended by this Amendment is referred to herein as the “Amended Credit Agreement”. Capitalized terms not otherwise defined in this Amendment have the meanings ascribed to such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, in accordance with Section 2.15 of the Credit Agreement, the Borrower has notified the Administrative Agent that it is requesting to extend the Maturity Date with respect to the existing Revolving Credit Commitments to July 31, 2019 and modify the Applicable Rate with respect to the Extended Revolving Credit Commitments (as defined below);

WHEREAS, in accordance with Section 2.16 of the Credit Agreement, the Borrower has notified the Administrative Agent that it is requesting a Revolving Commitment Increase (as defined below) to the Extended Revolving Credit Commitments in the aggregate principal amount equal to the sum of $125,000,000 plus the amount of Non-Extended Revolving Credit Commitments (as defined below), on the terms and conditions set forth in this Amendment;

WHEREAS, with respect to such Extended Revolving Credit Commitments and Revolving Commitment Increase, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Barclays Bank PLC will act as joint lead arrangers and joint bookrunners (collectively, the “Arrangers”) and JPMorgan Chase Bank, N.A., Bank of America, N.A. and Barclays Bank PLC will act as co-syndication agents;

NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein, the parties hereto agree as follows:

SECTION 1.	Extension Amendment & Consent.

(a) This Amendment constitutes an “Extension Amendment” pursuant to which the Maturity Date of the Revolving Credit Commitments (and related Revolving Credit Loans, collectively, the “Existing Revolving Credit Commitments”) of each Revolving Credit Lender that submits to the Administrative Agent a signature page to this Amendment agreeing to extend such Revolving Credit Lender’s Existing Revolving Credit Commitments at or prior to the Extension Deadline (as defined below) is extended to July 31, 2019 (each such Revolving Credit Lender, an “Extending Revolving Credit Lender”; such extended Existing Revolving Credit Commitments, the “Extended Revolving Credit Commitments” and the Revolving Credit Loans thereunder, the “Extended Revolving Credit Loans” and any portion of the Existing Revolving Credit Commitments not so extended, the “Non-Extended Revolving Credit Commitments” and the Revolving Credit Loans thereunder, the “Non-Extended Revolving Credit Loans”) and the Applicable Rate is modified as set forth in Section 2 below with respect to the Extended Revolving Credit Commitments, in each case, pursuant to Section 2.15 of the Credit Agreement. The Extended Revolving Credit Commitments and the Extended Revolving Credit Loans, on the one hand, and the Non-Extended Revolving Credit Commitments and the Non-Extended Revolving Credit Loans, on the other hand, shall constitute separate Classes of Commitments and Loans.

(b) The Borrower and each Extending Revolving Credit Lender hereby agree that the Borrower may repay the Non-Extended Revolving Credit Loans on a greater than pro rata basis vis-a-vis the Extended Revolving Credit Loans and the Borrower hereby agrees to repay in full, on the Effective Date, all outstanding Non-Extended Revolving Credit Loans.

(c) In accordance with Section 2.07 of the Credit Agreement, effective upon the repayment of the Non-Extended Revolving Credit Loans, the Non-Extended Revolving Credit Commitments are hereby terminated.

SECTION 2.	Extension Amendments to the Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definition in the appropriate alphabetical order:

“Extension and Incremental Amendment Effective Date” means January 26, 2016.

(b) Clause (c) of the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating such clause to read in its entirety as follows:

(c) with respect to Revolving Credit Loans and Letter of Credit fees (i) prior to delivery of financial statements for the first full fiscal quarter of the Borrower ending after the Extension and Incremental Amendment Effective Date, (A) for Eurocurrency Rate Loans, 2.75%, (B) for Base Rate Loans, 1.75% and (C) for Letter of Credit fees, 2.75% and (ii) thereafter, the following percentages per annum set forth in the table below, based upon the Consolidated First Lien Net Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Pricing Level	Consolidated First Lien Net Leverage Ratio	Eurocurrency Rate for Revolving Credit Loans and Letter of Credit fees	Base Rate for Revolving Credit Loans

1	Greater than 3.00:1.00	2.75%	1.75%

2	Greater than 2.00:1.00 but less than or equal to 3.00:1.00	2.50%	1.50%

3	Equal to or less than 2.00:1.00	2.25%	1.25%

(c) Clause (a) of the definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “the fifth anniversary of the Closing Date” with the text “July 31, 2019”.

SECTION 3.	Incremental Amendment.

(a) This Amendment constitutes an “Incremental Amendment” pursuant to which the Borrower is increasing the amount of Extended Revolving Credit Commitments to an aggregate amount, together with the amount of Extended Revolving Credit Commitments in effect immediately prior to such Revolving Commitment Increase, equal to $225,000,000, pursuant to Section 2.16 of the Credit Agreement. The Persons set forth on Schedule 1 hereto providing the Revolving Commitment Increases are referred to herein as the “Incremental Revolving Credit Lenders.”

(b) The Borrower, each Extending Revolving Credit Lender and each Incremental Revolving Credit Lender hereby waive compliance with the minimum and multiple requirements set forth in Section 2.16(d)(iii) of the Credit Agreement with respect to the Revolving Commitment Increases.

(c) Subject to the terms and conditions set forth herein and immediately after giving effect to the Extension Amendment set forth in Section 1 and Section 2 hereof (collectively, the “Extension Provisions”), (i) the aggregate amount of the Extended Revolving Credit Commitments is hereby increased to $225,000,000 and (ii) each Incremental Revolving Credit Lender hereby agrees, severally and not jointly, to make an increased Extended Revolving Credit Commitment in the amount set forth opposite such Incremental Revolving Credit Lender’s name under the heading “Revolving Commitment Increase” on Schedule 1 hereto (each, an “Revolving Commitment Increase”).

SECTION 4.	Incremental Amendments to the Credit Agreement.

(a) The definition of “Revolving Credit Commitment” is hereby amended by deleting the last sentence and replacing it with the following:

The aggregate Revolving Credit Commitments of all Revolving Credit Lenders shall be $225,000,000 as of the Extension and Incremental Amendment Effective Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement.

(b) Schedule 2.01 to the Credit Agreement is hereby amended by deleting the table contained therein under the heading “Revolving Credit Commitments” in its entirety and replacing it with the corresponding table found on Schedule 2 hereto.

SECTION 5.	Conditions Precedent to the Effectiveness of the Amendment

This Amendment (other than Section 3 and Section 4 of this Amendment, collectively, the “Incremental Provisions”) shall become effective on the date when each of the following conditions precedent shall have been satisfied (the “Effective Date”):

(a) The Administrative Agent shall have received each of the following, each dated the Effective Date:

(i) this Amendment, duly executed by the Borrower, the Administrative Agent, Swing Line Lender, L/C Issuer, the Extending Revolving Credit Lenders and the Incremental Revolving Credit Lenders;

(ii) a written opinion of Ropes & Gray LLP, counsel for the Loan Parties, and a written opinion of Stites & Harbison, PLLC, Tennessee counsel for the Loan Parties, each, in form and substance reasonably satisfactory to the Administrative Agent;

(iii) certificates of good standings from the applicable secretary of state of the state of organization of each Loan Party, certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party on the Effective Date;

(iv) the Guarantor Acknowledgment to Extension and Incremental Amendment, duly executed by each Guarantor in the form attached hereto as Exhibit A; and

(v) a certificate of a Responsible Officer of the Borrower certifying as to the matters specified in Section 6 (Representations and Warranties) and clauses (b) and (c) below.

(b) (i) no Event of Default shall have occurred and be continuing at the time the Revolver Extension Request was delivered to the Lenders and (ii) no Default or Event of Default shall exist or would exist after giving effect to the Extended Revolving Commitments and the Revolving Commitment Increases;

(c) the representations and warranties of each Loan Party set forth in Article V of the Amended Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and

(d) the Borrower shall have paid: (i) all amounts referred to in Section 7 (Fees and Expenses) of this Amendment, (ii) to the Administrative Agent for the account of each Extending Revolving Credit Lender that delivers a signature page to the Administrative Agent prior to 5:00 pm (New York City time) on January 25, 2016 (the “Extension Deadline”), an extension fee in an amount equal to 0.075% of the Extended Revolving Credit Commitment of such Extending Revolving Credit Lender and (iii) to the Administrative Agent for the account of each Incremental Revolving Credit Lender, a closing fee in an amount equal to 0.250% of the Revolving Commitment Increase of such Incremental Revolving Credit Lender;

(e) at least two (2) days prior to the Effective Date (or such shorter period as the Administrative Agent may agree in its sole discretion), all documentation and other information about the Borrower and the Guarantors required under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act, that has been requested by the Administrative Agent at least five (5) Business Days prior to the Effective Date; and

(f) at least five (5) Business Days prior to the Extension Deadline (or such shorter period as the Administrative Agent may agree in its sole discretion), a Revolver Extension Request.

The Incremental Provisions shall become effective on the Effective Date immediately following, and subject to, (a) receipt by the Administrative Agent of an Incremental Loan Request with respect to the Revolving Commitment Increase, (b) the effectiveness of the Extension Provisions and (c) the repayment of the Non-Extended Revolving Credit Loans (and the corresponding termination of the Non-Extended Revolving Credit Commitments as set forth in Section 1(c) hereof).

SECTION 6.	Representations and Warranties

On and as of the Effective Date, the Borrower hereby represents and warrants that (a) this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to Debtor Relief Laws and general principles of equity (whether considered in a proceeding in equity or law) and an implied covenant of good faith and fair dealing, and the Amended Credit Agreement constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to Debtor Relief Laws and general principles of equity (whether considered in a proceeding in equity or law) and an implied covenant of good faith and fair dealing and (b) after giving effect to the incurrence of the Revolving Commitment Increases, the aggregate amount of the Revolving Commitment Increases shall not exceed the Available Incremental Amount (as provided in Section 2.16(d)(iv) of the Credit Agreement).

SECTION 7.	Fees and Expenses

The Borrower shall pay (a) in accordance with the terms of Section 10.04 of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, negotiation, syndication, execution and delivery of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto) and (b) any other fees separately agreed between the Borrower and any of the Arrangers.

SECTION 8.	Reallocation and Reference to the Effect on the Loan Documents

(a) As of the Effective Date and after consummation of the Incremental Provisions, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Amended Credit Agreement, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument, (ii) each Person executing this Amendment in its capacity as an Incremental Revolving Credit Lender shall become (or, if already a Revolving Credit Lender prior to the Effective Date, continue as) a “Lender” and a “Revolving Credit Lender” under the Amended Credit Agreement for all purposes of the Amended Credit Agreement and the other Loan Documents and shall be bound by the provisions of the Amended Credit Agreement as a Lender holding Revolving Credit Commitments, Revolving Credit Loans and Loans, (iii) each Person executing this Amendment in its capacity as an Extending Revolving Credit Lender shall continue as a “Lender” and a “Revolving Credit Lender” under the Amended Credit Agreement for all purposes of the Amended Credit Agreement and the other Loan Documents and shall be bound by the provisions of the Amended Credit Agreement as a Lender holding Revolving Credit Commitments, Revolving Credit Loans and Loans, (iv) each of the Extending Revolving Credit Lenders shall assign to each of the Incremental Revolving Credit Lenders, and each Incremental Revolving Credit Lender shall purchase from each of the Extending Revolving Credit Lenders, at the principal amount thereof, such interests in the Extended Revolving Credit Loans outstanding on the Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Extended Revolving Credit Loans will be held by Extending Revolving Credit Lenders and Incremental Revolving Credit Lenders ratably in accordance with their Extended Revolving Credit Commitments after giving effect to the Revolving Commitment Increase, (v) the Extended Revolving Credit Commitments and the Extended Revolving Credit Loans shall be deemed to be the Revolving Credit Commitments and the Revolving Credit Loans, respectively, for all purposes under the Amended Credit Agreement (other than Section 2.10(c)) and the other Loan Documents and (vi) each of the Letter of Credit Sublimit and the Swing Line Sublimit shall continue under the Amended Credit Agreement in the same amount.

(b) The Borrower hereby reaffirms all its liens and other obligations granted or incurred pursuant to the Loan Documents, all of which liens and obligations shall remain in full force and effect (as amended and otherwise expressly modified by this Amendment).

(c) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(d) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(e) This Amendment is a Loan Document.

SECTION 9.	FATCA Treatment

For purposes of determining withholding Taxes imposed under FATCA, from and after the Effective Date, the Borrower and the Administrative Agent shall treat (and the Extending Revolving Credit Lenders and the Incremental Revolving Credit Lenders hereby authorize the Administrative Agent to treat) the Extended Revolving Credit Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

SECTION 10.	Execution in Counterparts

This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy, .pdf or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 11.	Governing Law

This Amendment shall be governed by and construed in accordance with the law of the State of New York.

SECTION 12.	Section Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error.

SECTION 13.	Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

SECTION 14.	Severability

In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 15.	Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns permitted by the Credit Agreement.

SECTION 16.	Waiver of Jury Trial

EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 16 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, as of the date first written above.

BRIGHT HORIZONS FAMILY SOLUTIONS LLC

By:	/s/ Elizabeth J. Boland
Name:	Elizabeth Boland
Title:	Chief Financial Officer

[SIGNATURE PAGE TO EXTENSION AND INCREMENTAL AMENDMENT]

GOLDMAN SACHS BANK USA, as Administrative Agent, Swing Line Lender, L/C Issuer and an Extending Revolving Credit Lender

By:	/s/ Rebecca Kratz
Name:	Rebecca Kratz
Title:	Authorized Signatory

[SIGNATURE PAGE TO EXTENSION AND INCREMENTAL AMENDMENT]

JPMORGAN CHASE BANK, N.A., as an Extending Revolving Credit Lender and an Incremental Revolving Credit Lender

By:	/s/ Peter M. Killea
Name:	Peter M. Killea
Title:	Executive Director

[SIGNATURE PAGE TO EXTENSION AND INCREMENTAL AMENDMENT]

BANK OF AMERICA, N.A., as an Extending Revolving Credit Lender and an Incremental Revolving Credit Lender

By:	/s/ Kunal Shah
Name:	Kunal Shah
Title:	Vice President

[SIGNATURE PAGE TO EXTENSION AND INCREMENTAL AMENDMENT]

BARCLAYS BANK PLC, as
an Extending Revolving Credit Lender and an Incremental Revolving Credit Lender

By:	/s/ Craig J. Malloy
Name:	Craig J. Malloy
Title:	Director

[SIGNATURE PAGE TO EXTENSION AND INCREMENTAL AMENDMENT]

ING Capital LLC, as
an Extending Revolving Credit Lender and an Incremental Revolving Credit Lender

By:	/s/ Steven G. Fleenor
Name:	Steven G. Fleenor
Title:	Managing Director

By:	/s/ Ian Wong
Name:	Ian Wong
Title:	Director

[SIGNATURE PAGE TO EXTENSION AND INCREMENTAL AMENDMENT]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as
an Extending Revolving Credit Lender and an Incremental Revolving Credit Lender

By:	/s/ Judith Smith
Name:	Judith Smith
Title:	Authorized Signatory

By:	/s/ Max Wallins
Name:	Max Wallins
Title:	Authorized Signatory

[SIGNATURE PAGE TO EXTENSION AND INCREMENTAL AMENDMENT]

Mizuho Bank, Ltd., as
an Extending Revolving Credit Lender and an Incremental Revolving Credit Lender

By:	/s/ James R. Fayen
Name:	James R. Fayen
Title:	Deputy General Manager

[SIGNATURE PAGE TO EXTENSION AND INCREMENTAL AMENDMENT]

Wells Fargo Bank, N.A., as
An Incremental Revolving Credit Lender

By:	/s/ Daniel M. Grondin
Name:	Daniel M. Grondin
Title:	Senior Vice President

[SIGNATURE PAGE TO EXTENSION AND INCREMENTAL AMENDMENT]

Royal Bank of Canada., as
Incremental Revolving Credit Lender

By:	/s/ J. Christian Gutierrez
Name:	J. Christian Gutierrez
Title:	Authorized Signatory

[SIGNATURE PAGE TO EXTENSION AND INCREMENTAL AMENDMENT]

HSBC Bank USA, National Association, as
an Incremental Revolving Credit Lender

By:	/s/ Zhiyan Zeng
Name:	Zhiyan Zeng
Title:	Vice President

[SIGNATURE PAGE TO EXTENSION AND INCREMENTAL AMENDMENT]

Exhibit A

GUARANTOR ACKNOWLEDGMENT TO

EXTENSION AND INCREMENTAL AMENDMENT

Each of the undersigned hereby acknowledges the terms of the Extension and Incremental Amendment, dated as of the date hereof (the “Amendment”), which amends the Credit Agreement, dated as of January 30, 2013 (as amended by the Amendment No. 1 to Credit Agreement, dated as of November 19, 2014, and the Incremental Joinder to Credit Agreement, dated as of December 9, 2014, the “Credit Agreement”; capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Credit Agreement), by and among the Borrower, BRIGHT HORIZONS CAPITAL CORP., a Delaware corporation (“Holdings”), GOLDMAN SACHS BANK USA, as Administrative Agent, Swing Line Lender and L/C Issuer, the Lenders and the other parties party thereto from time to time) and agrees that the terms of the Amendment shall not affect in any way its guarantees, obligations, liabilities and liens granted or incurred by it under the Loan Documents, all of which guarantees, obligations, liabilities and liens shall remain in full force and effect and each of which is hereby reaffirmed.

This acknowledgment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy, .pdf or other electronic transmission shall be effective as delivery of a manually executed counterpart of this consent. Notices to parties hereto shall be given as provided in the Credit Agreement.

The terms of the Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

This acknowledgment shall be governed by and construed in accordance with the law of the State of New York.

This acknowledgment is a Loan Document.

Dated as of January 26, 2016.

[SIGNATURE PAGES FOLLOW]

Acknowledged and agreed as of the date of the Amendment:

BRIGHT HORIZONS CAPITAL CORP. BRIGHT HORIZONS LLC BRIGHT HORIZONS CHILDREN’S CENTERS LLC CORPORATE FAMILY SOLUTIONS LLC RESOURCES IN ACTIVE LEARNING

By:
Name:
Title:

Schedule 1

Lender	Revolving Commitment Increase
JPMorgan Chase Bank, N.A.	$12,833,333.34
Bank of America, N.A.	$27,833,333.33
Barclays Bank PLC	$20,333,333.33
ING Capital LLC	$6,000,000.00
Credit Suisse AG, Cayman Islands Branch	$8,000,000.00
Mizuho Bank, Ltd.	$8,000,000.00
Wells Fargo Bank, National Association	$14,000,000.00
Royal Bank of Canada	$14,000,000.00
HSBC Bank USA, National Association	$14,000,000.00

Total	$125,000,000.00

Schedule 2

Lender	Revolving Credit Commitment
JPMorgan Chase Bank, N.A.	$40,333,333.34
Bank of America, N.A.	$40,333,333.33
Barclays Bank PLC	$40,333,333.33
Goldman Sachs Bank USA	$20,000,000.00
ING Capital LLC	$14,000,000.00
Credit Suisse AG, Cayman Islands Branch	$14,000,000.00
Mizuho Bank, Ltd.	$14,000,000.00
Wells Fargo Bank, National Association	$14,000,000.00
Royal Bank of Canada	$14,000,000.00
HSBC Bank USA, National Association	$14,000,000.00

Total	$225,000,000.00